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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-14683) of our report dated January 22, 1998 appearing on page F-2 of this Annual Report on Form 10-K.




PRICE WATERHOUSE LLP

Houston, Texas
March 23, 1998